SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                   ___________________________________________


                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 Date of Report
                       (Date of earliest event reported):

                                 April 10, 1997

                    ________________________________________


                            THERMO ECOTEK CORPORATION
             (Exact name of Registrant as specified in its charter)

        Delaware                    1-13572                    04-3072335
        (State or other          (Commission             (I.R.S. Employer
        jurisdiction of          File Number)      Identification Number)

        245 Winter Street                                           02154
        Waltham, Massachusetts                                 (Zip Code)
        (Address of principal
        executive offices)


                                 (617) 370-1500
                         (Registrant's telephone number
                              including area code)
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        Item 7.  Financial Statements, Pro Forma Combined Condensed
                 Financial Information and Exhibits

                 (a) Financial Statements of Business Acquired: Not
                     applicable.

                 (b) Pro Forma Combined Condensed Financial Information:
                     Not applicable.

                 (c) Exhibits

                     99. Thermo Ecotek Corporation Press Release dated April 10, 1997.



        Item 9.  Sales of Equity Securities Pursuant to Regulation S.

             On April 10, 1997, Thermo Ecotek Corporation (the "Company") issued a press release to announce that it had entered into an agreement to sell at par $50 million principal amount of 4-7/8% convertible subordinated debentures due 2004 (the "Debentures"). A copy of such press release is attached hereto as Exhibit 99.

             Of that amount, Debentures having an aggregate principal amount of $19,710,000 were sold on April 15, 1997 without registration under the Securities Act of 1933 (the "Securities Act") in reliance on the exemption from registration provided by Regulation S under the Securities Act (the "Reg. S Debentures"). The Reg. S Debentures were offered, sold and delivered only to non-United States persons outside of the United States, its territories and possessions. (The balance of the Debentures were sold in the United States and/or to United States persons in reliance on the exemptions from registration provided by Rule 144A and Regulation D under the Securities Act.)

             The lead managers of the Debenture offering were Lehman Brothers International (Europe) and Salomon Brothers Inc. The total underwriting discounts and commissions applicable to the Reg. S Debentures equaled $492,750, or 2.5% of the principal amount thereof.

             The debentures will be convertible into shares of the Company's common stock at a price of $16.50 per share on or after the later of (i) the expiration of the 40-day period that began on April 15, 1997 and (ii) the effective date of a registration statement to be filed by the Company registering the resale of such shares of Common Stock under the Securities Act.
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                                   SIGNATURES


             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, on this 16th day of April, 1997.


                                              THERMO ECOTEK CORPORATION


                                               By:/s/Jonathan W. Painter
                                                  -----------------------
                                                  Jonathan W. Painter
                                                  Treasurer







        AA971050058